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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 26, 1998, with respect to the balance sheet of AVC Holding Corp. included in the Registration Statement (Form S-4) and related Prospectus for AVC Holding Corp. filed with the Securities and Exchange Commission.


                                          /s/ Ernst & Young LLP

Chicago, Illinois
August 27, 1998